                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                                813,446.80
        Available Funds:
               Contract Payments due and received in this period                                                        6,888,493.85
               Contract Payments due in prior period(s) and received in this period                                       533,741.13
               Contract Payments received in this period for next period                                                   78,682.12
               Sales, Use and Property Tax, Maintenance, Late Charges                                                     148,936.78
               Prepayment Amounts related to early termination in this period                                          21,100,394.16
               Servicer Advance                                                                                           793,293.21
               Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
               Transfer from Reserve Account                                                                                9,110.32
               Interest earned on Collection Account                                                                       21,659.90
               Interest earned on Affiliated Account                                                                        1,634.00
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                      0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                    (Substituted contract < Predecessor contract)                                                               0.00
               Amounts paid under insurance policies                                                                            0.00
               Any other amounts                                                                                                0.00

                                                                                                                     ---------------
        Total Available Funds                                                                                          30,389,392.27
        Less: Amounts to be Retained in Collection Account                                                                527,181.80
                                                                                                                     ---------------
        AMOUNT TO BE DISTRIBUTED                                                                                       29,862,210.47
                                                                                                                     ===============


        DISTRIBUTION OF FUNDS:

               1.   To Trustee -  Fees                                                                                          0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            533,741.13
               3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                      0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                         24,292,279.37
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                            357,765.00
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                            517,178.81
                        b) Class B Principal and Interest                                                                 430,008.12
                        c) Class C Principal and Interest                                                                 862,823.51
                        d) Class D Principal and Interest                                                                 576,980.57
                        e) Class E Principal and Interest                                                                 742,582.89

               4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    325,782.96
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   824,335.52
                        c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          9,110.32
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            172,230.68
               7.   To Servicer, Servicing Fee and other Servicing Compensations                                          217,391.59
                                                                                                                     ---------------
        TOTAL FUNDS DISTRIBUTED                                                                                        29,862,210.47
                                                                                                                     ===============

                                                                                                                     ---------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        527,181.80
                                                                                                                     ===============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                    $  6,443,748.69
         - Add Investment Earnings                                                                                          9,110.32
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
         - Less Distribution to Certificate Account                                                                         9,110.32
                                                                                                                     ---------------
End of period balance                                                                                                $  6,443,748.69
                                                                                                                     ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
  (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $  6,443,748.69
                                                                                                                     ===============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
               Pool A                                                                               241,513,369.67
               Pool B                                                                                64,576,199.45
                                                                                                   ---------------
                                                                                                                      306,089,569.12
Class A Overdue Interest, if any                                                                              0.00
Class A Monthly Interest - Pool A                                                                       778,035.43
Class A Monthly Interest - Pool B                                                                       208,032.26

Class A Overdue Principal, if any                                                                             0.00
Class A Monthly Principal - Pool A                                                                   18,350,557.66
Class A Monthly Principal - Pool B                                                                    5,830,597.83
                                                                                                   ---------------
                                                                                                                       24,181,155.49
Ending Principal Balance of the Class A Notes
               Pool A                                                                               223,162,812.01
               Pool B                                                                                58,745,601.62
                                                                                                   ---------------   ---------------
                                                                                                                      281,908,413.63
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $378,036,000    Original Face $378,036,000        Balance Factor
$    2.608396                 $                63.965219              74.571843%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
               Class A1                                                                                       0.00
               Class A2                                                                              49,553,569.12
               Class A3                                                                             122,000,000.00
               Class A4                                                                             134,536,000.00
                                                                                                   ---------------
Class A Monthly Interest                                                                                              306,089,569.12
               Class A1 (Actual Number Days/360)                                                              0.00
               Class A2                                                                                 111,123.88
               Class A3                                                                                 357,765.00
               Class A4                                                                                 517,178.81
                                                                                                   ---------------

Class A Monthly Principal
               Class A1                                                                                       0.00
               Class A2                                                                              24,181,155.49
               Class A3                                                                                       0.00
               Class A4                                                                                       0.00
                                                                                                   ---------------
                                                                                                                       24,181,155.49
Ending Principal Balance of the Class A Notes
               Class A1                                                                                       0.00
               Class A2                                                                              25,372,413.63
               Class A3                                                                             122,000,000.00
               Class A4                                                                             134,536,000.00
                                                                                                   ---------------   ---------------
                                                                                                                      281,908,413.63
                                                                                                                     ===============

Class A1

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $59,500,000     Original Face $59,500,000         Balance Factor
$        1.867628             $              406.405975               42.642712%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


V.    CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes

                             Pool A                                                                   4,114,280.38
                             Pool B                                                                   1,100,082.32
                                                                                                   ---------------
                                                                                                                        5,214,362.70

        Class B Overdue Interest, if any                                                                      0.00
        Class B Monthly Interest - Pool A                                                                14,259.41
        Class B Monthly Interest - Pool B                                                                 3,812.70
        Class B Overdue Principal, if any                                                                     0.00
        Class B Monthly Principal - Pool A                                                              312,609.36
        Class B Monthly Principal - Pool B                                                               99,326.65
                                                                                                   ---------------
                                                                                                                          411,936.01

        Ending Principal Balance of the Class B Notes

                             Pool A                                                                   3,801,671.02
                             Pool B                                                                   1,000,755.67
                                                                                                   ---------------   ---------------
                                                                                                                        4,802,426.69
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000          Ending Principal
Original Face $6,440,000     Original Face $6,440,000           Balance Factor
$           2.806228         $              63.965219           74.571843%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes

                             Pool A                                                                   8,234,949.41
                             Pool B                                                                   2,201,872.88
                                                                                                   ---------------
                                                                                                                       10,436,822.29

        Class C Overdue Interest, if any                                                                      0.00
        Class C Monthly Interest - Pool A                                                                30,229.13
        Class C Monthly Interest - Pool B                                                                 8,082.71
        Class C Overdue Principal, if any                                                                     0.00
        Class C Monthly Principal - Pool A                                                              625,704.13
        Class C Monthly Principal - Pool B                                                              198,807.54
                                                                                                   ---------------
                                                                                                                          824,511.67

        Ending Principal Balance of the Class C Notes

                             Pool A                                                                   7,609,245.28
                             Pool B                                                                   2,003,065.34
                                                                                                   ---------------   ---------------
                                                                                                                        9,612,310.62
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $12,890,000     Original Face $12,890,000         Balance Factor
$           2.972214          $              63.965219          74.571843%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


VII.  CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                                   5,487,836.74
                             Pool B                                                                   1,467,345.85
                                                                                                   ---------------
                                                                                                                        6,955,182.59

        Class D Overdue Interest, if any                                                                      0.00
        Class D Monthly Interest - Pool A                                                                21,713.54
        Class D Monthly Interest - Pool B                                                                 5,805.80
        Class D Overdue Principal, if any                                                                     0.00
        Class D Monthly Principal - Pool A                                                              416,974.28
        Class D Monthly Principal - Pool B                                                              132,486.95
                                                                                                   ---------------
                                                                                                                          549,461.23

        Ending Principal Balance of the Class D Notes
                             Pool A                                                                   5,070,862.46
                             Pool B                                                                   1,334,858.90
                                                                                                   ---------------   ---------------
                                                                                                                        6,405,721.36
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $8,590,000      Original Face $8,590,000          Balance Factor
$           3.203648          $              63.965219          74.571844%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                             Pool A                                                                   6,861,393.08
                             Pool B                                                                   1,834,609.36
                                                                                                   ---------------
                                                                                                                        8,696,002.44

        Class E Overdue Interest, if any                                                                      0.00
        Class E Monthly Interest - Pool A                                                                43,867.17
        Class E Monthly Interest - Pool B                                                                11,729.27
        Class E Overdue Principal, if any                                                                     0.00
        Class E Monthly Principal - Pool A                                                              521,339.21
        Class E Monthly Principal - Pool B                                                              165,647.24
                                                                                                   ---------------
                                                                                                                          686,986.45

        Ending Principal Balance of the Class E Notes
                             Pool A                                                                   6,340,053.87
                             Pool B                                                                   1,668,962.12
                                                                                                   ---------------   ---------------
                                                                                                                        8,009,015.99
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000         Ending Principal
Original Face $10,740,000     Original Face $10,740,000         Balance Factor
$           5.176577          $              63.965219          74.571843%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                                   8,233,190.10
                             Pool B                                                                   2,201,402.47
                                                                                                   ---------------
                                                                                                                       10,434,592.57

        Residual Interest - Pool A                                                                      276,984.36
        Residual Interest - Pool B                                                                       48,798.60
        Residual Principal - Pool A                                                                     625,570.46
        Residual Principal - Pool B                                                                     198,765.06
                                                                                                   ---------------
                                                                                                                          824,335.52

        Ending Residual Principal Balance
                             Pool A                                                                   7,607,619.64
                             Pool B                                                                   2,002,637.41
                                                                                                   ---------------   ---------------
                                                                                                                        9,610,257.05
                                                                                                                     ===============

X.    PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                  217,391.59
        - Servicer Advances reimbursement                                                                                 533,741.13
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                 172,230.68
                                                                                                                     ---------------
        Total amounts due to Servicer                                                                                     923,363.40
                                                                                                                     ===============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 274,445,019.38

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                               20,852,755.10
                                                                                                                     ---------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                    253,592,264.28
                                                                                                                     ===============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           4,661,824.69

            - Principal portion of Prepayment Amounts                                                16,190,930.41

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                     0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00

                                                                                                   ---------------
                                 Total Decline in Aggregate Discounted Contract Balance              20,852,755.10
                                                                                                   ===============


POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                  73,381,512.31

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                6,625,631.27

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                   ---------------
                                                                                                                       66,755,881.04
                                                                                                                     ===============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           1,809,608.92

            - Principal portion of Prepayment Amounts                                                 4,816,022.35

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                     0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                          0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                   0.00
                                                                                                   ---------------
                                 Total Decline in Aggregate Discounted Contract Balance               6,625,631.27
                                                                                                   ===============
                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     320,348,145.32
                                                                                                                     ===============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                                Predecessor
                                                                   Discounted               Predecessor       Discounted
        Lease #     Lessee Name                                    Present Value            Lease #           Present Value
        -------------------------------------------------          ---------------          ---------------   ----------------------
        3092-701    RADIOLOGY SPECIALISTS, LTD                       $1,285,497.56          3083-701                     $619,156.09











                                                                   ---------------                            ----------------------
                                                         Totals:     $1,285,497.56                                       $619,156.09

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $619,156.09
        b) ADCB OF POOL A AT CLOSING DATE                                                                            $323,844,130.83
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.19%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                               $619,156.09
b) Total discounted Contract Balance of Substitute Receivables                              $1,285,497.56
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &                    $0.00
   Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES X    NO
                                                                     ---     ---

        POOL B                                                                                                Predecessor
                                                                   Discounted               Predecessor       Discounted
        Lease #     Lessee Name                                    Present Value            Lease #           Present Value
        --------------------------------------------------         -------------            ---------------   ----------------------
                    NONE





                                                                   -------------                              ----------------------
                                                         Totals:           $0.00                                               $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                               $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                            $105,739,115.35
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                             $0.00
b) Total discounted Contract Balance of Substitute Receivables                              $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &            $0.00
   Servicing Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES      NO X
                                                                     ---     ---

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                          Discounted          Predecessor         Discounted
        Lease #     Lessee Name                                           Present Value       Lease #             Present Value
        --------------------------------------------------------          ---------------     ---------------     ------------------
                    NONE                                                                                                       $0.00










                                                                          ---------------                         ------------------
                                                                Totals:             $0.00                                      $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                         0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                            $323,844,130.83
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                                $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                                 $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES      NO X
                                                                     ---     ---

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                                          Discounted          Predecessor         Discounted
        Lease #     Lessee Name                                           Present Value       Lease #             Present Value
        --------------------------------------------------------          ---------------     ---------------     ------------------
                    None

                                                                          ---------------                         ------------------
                                                                Totals:             $0.00                                      $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                           $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                            $105,739,115.35
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                                $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                                 $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES      NO X
                                                                     ---     ---

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 11, 2002


XV.   POOL PERFORMANCE MEASUREMENTS

1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
      This Month                          6,798,117.21     This Month                       320,348,145.32
      1 Month Prior                       4,175,404.11     1 Month Prior                    347,826,531.69
      2 Months Prior                      3,164,928.59     2 Months Prior                   366,432,882.34

      Total                              14,138,449.91     Total                          1,034,607,559.35

      a) 3 MONTH AVERAGE                  4,712,816.64     b) 3 MONTH AVERAGE               344,869,186.45

      c) a/b                                     1.37%

2.    Does a Delinquency Condition Exist (1c > 6%)?                                                Yes               No     X
                                                                                                      ------------     -----------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                        Yes               No     X
                                                                                                      ------------     -----------
      B. An Indenture Event of Default has occurred and is then continuing?                        Yes               No     X
                                                                                                      ------------     -----------

4.    Has a Servicer Event of Default occurred?                                                    Yes               No     X
                                                                                                      ------------     -----------

5.    Amortization Event Check

      A. Is 1c > 8% ?                                                                              Yes               No     X
                                                                                                      ------------     -----------
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
         not remedied within 90 days?                                                              Yes               No     X
                                                                                                      ------------     -----------
      C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                               Yes               No     X
                                                                                                      ------------     -----------

6.    Aggregate Discounted Contract Balance at Closing Date                                        Balance          $ 429,583,246.18
                                                                                                                    ----------------

      DELINQUENT LEASE SUMMARY

            Days Past Due          Current Pool Balance          # Leases
            -------------          --------------------          --------
                  31 - 60                 14,030,180.87                39
                  61 - 90                  4,052,447.64                11
                 91 - 180                  6,798,117.21                31


      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization